Exhibit 10.01

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

This Amendment No. 1 (the “Amendment) dated as of October 30, 2015 is entered into among Plan B Enterprises, Inc., a California corporation and dba Universal Racking Solutions, which have a mailing address at 15 Pepsi Way, Durham, CA 95938 (collectively “Plan B” or “Seller”), Kirk R. Short (“Short”),  Solar3D, Inc., a Delaware corporation (“Buyer” or “Company”), and Elite Solar Acquisition Sub, Inc.,(“Merger Sub”).  Plan B, Short, Company and Merger Sub are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into that certain Agreement and Plan of Merger, dated as of August 6, 2015 among Plan B, Short, the Company and Merger Sub; and

WHEREAS, the Parties hereto desire to amend the Merger Agreement to extend the Closing date set forth in Section 4.1 of the Merger Agreement.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings assigned to them in the Merger Agreement.

2.  Amendments to the Merger Agreement. As of the Effective Date (defined below), the Merger Agreement is hereby amended and modified as follows:

(a) Section 4.01 of the Merger Agreement is hereby amended in its entirety by inserting the following text in its place:

4.1      Time and Place of Closing.   Upon satisfaction or waiver of the conditions set forth in this Agreement, the closing of the Transaction (the “Closing”) will take place in Santa Barbara, California at 11:00 a.m. (local time) on the date that the Parties may mutually agree in writing, but in no event later than December 1, 2015 (the “Closing Date”), unless extended by mutual written agreement of the Parties.

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Merger Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendment contained herein will not be construed as an amendment to or waiver of any other provision of the Merger Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Merger Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Merger Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, that Merger Agreement will mean and be a reference to the Merger Agreement as amended by this Amendment.

4. Miscellaneous.

(a) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(b) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(c) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(d) This Amendment will be governed by the laws of California without giving effect to applicable conflict of law provisions.  With respect to any litigation arising out of or relating to this Amendment, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits within the State of California

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Plan B:	Plan B Enterprises, Inc.

By: /s/ Kirk R. Short
Kirk R. Short, President

Plan B Shareholders:

/s/ Kirk R. Short
Kirk R. Short, Individually

, Individually

, Individually

Company:	Solar3d, Inc.,
a Delaware corporation

By: /s/ James B. Nelson
James B. Nelson, Chief Executive Officer

Merger Sub:	Elite Solar Acquisition Sub, Inc.

By: /s/ James B. Nelson
James B. Nelson, Chairman of the Board

[Signature page to Amendment No. 1 to Merger Agreement]